SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) July 15, 1996


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


33-63146, 33-73442, 33-84428
33-90012, 33-99506, 33-99508                       06-1213065
  (Commission File Number)              (I.R.S. Employer Identification No.)



850 Main Street, Bridgeport, Connecticut                    06604
(Address of Principal Executive Offices)                  (Zip Code)

                                 (203)338-7171
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



INDEX TO EXHIBITS


Exhibit
  No.       Document Description
  20          Monthly Servicer's Certificate

Item 5.  Other Events.

   The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              20.  Monthly Servicer's Certificate for People's Bank Credit
                    Card Master Trust, Series 1993-1, 1994-1, 1994-2,
                    1995-1 and 1996-1


                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PEOPLE'S BANK



Dated: July 24, 1996          By: /s/Vincent J. Calabrese
                                  Vincent J. Calabrese
                                  Vice President